Exhibit 99.1

LifeMD Appoints Seasoned Investor Naveen Bhatia to

Board of Directors

Industry veteran brings deep financial and management expertise to LifeMD as company continues to transform healthcare and build out growing telehealth platform

NEW YORK, September 13, 2021 — LifeMD, Inc. (NASDAQ: LFMD), a leading direct-to-patient telehealth company, today announced its appointment of Naveen Bhatia to its board of directors.

Mr. Bhatia is a private investor and has served as a director of numerous public and private companies; currently, he serves on the Board of Directors of Blue Yonder, EquipmentShare, RG Barry, and CRG Financial. He also previously served as the Chairman of the Board of Cotton Holdings from 2010-2019. From 2013 to 2020, Mr. Bhatia was a Senior Director in the Tactical Opportunities group of Blackstone, involved with sourcing, evaluating, and executing investment opportunities.

“We are excited to welcome Naveen to the Board of LifeMD. He will be another world-class director with a proven track record of bringing companies to the next stage of growth,” said Justin Schreiber, LifeMD’s Chairman and CEO.

“LifeMD is on the cusp of transforming the way Americans access and think about healthcare, and Naveen’s insight, executional expertise, and broad network will prove invaluable as we continue to grow as a leader in the nascent telehealth space,” Schreiber added. “Our board and management are thrilled to have an expert of Naveen’s caliber join the LifeMD team as we continue to reimagine healthcare.”

Before joining Blackstone in 2013, Mr. Bhatia was a Managing Director at 40 North Industries LLC, a private investment firm where he focused on special situations equity and debt investments, both public and private. Prior to 40 North, he served as a Principal of a family office in New York. From 2003 to 2008, Mr. Bhatia was a Co-Founder and Partner of Eagle Lake Capital LLC, a private investment partnership focused on fundamental value investing. He started his career as a member of the Restructuring Group at Rothschild.

“In just a short span of time, LifeMD has emerged to become a leading force in the burgeoning telehealth market, and I’m thrilled to join the Company in its most exciting period of growth yet,” said Naveen Bhatia. “We are uniquely positioned to capitalize on many opportunities that remain untapped in telehealth. I look forward to contributing my experience and expertise to aid LifeMD in its mission of transforming healthcare in a patient-centric way.”

Mr. Bhatia received a BA in Public Health from The Johns Hopkins University. He was also an Adjunct Professor at Columbia Business School and taught Applied Security Analysis I & II for eight years.

About LifeMD

LifeMD, Inc. is a rapidly growing direct-to-patient telehealth company that offers cash-pay virtual medical care across all 50 states. LifeMD’s telemedicine platform enables virtual access to affordable and convenient medical treatment from licensed providers and, when appropriate, prescription medications and over-the-counter products delivered directly to the patient’s home. To learn more, go to LifeMD.com.

Cautionary Note Regarding Forward Looking Statements

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended; Section 21E of the Securities Exchange Act of 1934, as amended; and the safe harbor provision of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements contained in this news release may be identified by the use of words such as: “believe,” “expect,” “anticipate,” “project,” “should,” “plan,” “will,” “may,” “intend,” “estimate,” predict,” “continue,” and “potential,” or, in each case, their negative or other variations or comparable terminology referencing future periods. Examples of forward-looking statements include, but are not limited to, statements regarding our financial outlook and guidance, short and long-term business performance and operations, future revenues and earnings, regulatory developments, legal events or outcomes, ability to comply with complex and evolving regulations, market conditions and trends, new or expanded products and offerings, growth strategies, underlying assumptions, and the effects of any of the foregoing on our future results of operations or financial condition.

Forward-looking statements are not historical facts and are not assurances of future performance. Rather, these statements are based on our current expectations, beliefs, and assumptions regarding future plans and strategies, projections, anticipated and unanticipated events and trends, the economy, and other future conditions, including the impact of any of the aforementioned on our future business. As forward-looking statements relate to the future, they are subject to inherent risk, uncertainties, and changes in circumstances and assumptions that are difficult to predict, including some of which are out of our control. Consequently, our actual results, performance, and financial condition may differ materially from those indicated in the forward-looking statements. These risks and uncertainties include, but are not limited to, “Risk Factors” identified in our filings with the Securities and Exchange Commission, including, but not limited to, our most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and any amendments thereto. Even if our actual results, performance, or financial condition are consistent with forward-looking statements contained in such filings, they may not be indicative of our actual results, performance, or financial condition in subsequent periods.

Any forward-looking statement made in the news release is based on information currently available to us as of the date on which this release is made. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required under applicable law or regulation.

Company Contact

LifeMD, Inc.

Marc Benathen, CFO

Email Contact

Investor Relations Contacts

Ashley Robinson

LifeSci Advisors, LLC

arr@lifesciadvisors.com